PLEDGE AGREEMENT


         This PLEDGE AGREEMENT (this "Pledge") is entered into as of the 30th day of June, 1997 by GreenMan Acquisition Corp., a Delaware corporation ("Pledgor") in favor of Browning-Ferris Industries of Minnesota, Inc., a Minnesota corporation, and Browning-Ferris Industries of Georgia, Inc., a Georgia corporation (collectively, "Pledgee").

                                   WITNESSETH:

         A Pursuant to a Purchase and Sale Agreement dated as of June 30, 1997 (the "Purchase Agreement") by and among GreenMan Technologies, Inc., Browning Ferris Industries, Inc., Pledgor and Pledgee, Pledgor has acquired from Pledgee all the issued and outstanding capital stock of BFI Tire Recyclers of Minnesota, Inc., a Minnesota corporation ("BTM"), and BFI Tire Recyclers of Georgia, Inc., a Georgia corporation ("BTG").

         B. Pursuant to the Purchase Agreement, Pledgor has delivered to Pledgee the Note (as defined in the Purchase Agreement) and is to deliver the Final Working Capital Note (as defined in the Purchase Agreement and, together with the Note, the "Notes").

         C. Pledgee has required as a condition to the consummation of the transactions contemplated by the Purchase Agreement, and in order to secure the prompt and complete payment, observance and performance of Pledgor's obligations under the Agreement and all of Pledgor's obligations and liabilities under the Notes (all such obligations and liabilities being hereinafter referred to collectively as the "Obligations"), that Pledgor execute and deliver this Pledge to Pledgee.

         NOW, THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms used herein or in any certificate, report or other document delivered pursuant hereto shall have the meanings assigned to them below or in the Purchase Agreement (unless otherwise defined):

         "Collateral" means the Pledged Shares (as hereinafter defined) and any other property at any time, whether now or hereafter, pledged with Pledgee hereunder (whether described herein or not) and all income therefrom, increases therein; proceeds thereof and replacements and substitutions therefor.

         "Default" means Pledgor's failure to observe or perform any obligations under this Pledge or to pay any and all amounts due under the Notes.

         "Pledged Shares" means all shares of the capital stock of BTM or BTG now or at any time or times hereafter owned by Pledgor.




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         2. Grant of Security  Interest.  As security for the complete  payment, observance and performance of the Obligations, Pledgor hereby grants to Pledgee, a security interest in the Collateral. Certificates representing all of the Pledged Shares, accompanied by stock powers duly executed in blank by Pledgor, have been delivered to Pledgee by Pledgor.

         In case Pledgor shall acquire, by purchase, stock dividend, stock split, distribution of capital or otherwise, any additional securities of any class of securities of BTM or BTG or any securities exchangeable for or convertible into any class of securities of BTM or BTG, Pledgor shall forthwith pledge and deliver such additional or other securities to Pledgee under this Pledge, accompanied by stock powers and/or assignments duly executed in blank by or on behalf of Pledgor.

         3. Representations, Warranties and Covenants of Pledgor. Pledgor represents and warrants that (a) the Pledged Shares have, to the best of Pledgor's knowledge, been validly and legally issued and are fully paid and nonassessable; (b) Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Shares, subject to no pledges, liens, charges, options, restrictions or other encumbrances known to Pledgor other than
(1) the lien of this Pledge and (2) restrictions imposed by applicable securities laws; (c) Pledgor has the corporate power and authority to enter into this Pledge; (d) pursuant to this Pledge, and so long as Pledgee retains possession of the Collateral, the Pledgee has and at all times will have a valid, prior and perfected security interest in the Collateral in accordance with the terms hereof; (e) neither this Pledge, nor the pledge of the Pledged Shares hereunder, will violate any agreement or commitment to which Pledgor is a party or by which Pledgor or any of its property is bound or affected; and (f) this Pledge is the valid and binding obligation of the Pledgor, enforceable in accordance with its terms except as enforceability is subject to applicable bankruptcy, reorganization, moratorium, fraudulent conveyance, insolvency and similar laws and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

         3.1      General Covenants.  Pledgor covenants that it will:

                  (a) not sell, assign, exchange or otherwise dispose of any Collateral or any interest therein;

                  (b) not grant, create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral, other than the security interests therein created hereby or specified in Section 3 above;

                  (c) not take or fail to take any action that would impair the value of any of the Collateral; and

                  (d) pay or cause to be paid when due all taxes, assessments and governmental charges, if any, levied or assumed or imposed upon or with respect to any of the Collateral.

         4. Liquidation, Recapitalization, Etc. In case any distribution of capital or stock dividend shall be made on or in respect of any of the Pledged Shares, or any money or property

                                       -2-

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shall be distributed upon or with respect to any of the Pledged Shares, pursuant to a recapitalization or reclassification of the capital of BTM or BTG or pursuant to a reorganization or liquidation or dissolution of BTM or BTG, the money or property so distributed shall be delivered to Pledgee to be held by it as part of the Pledged Shares and as security for the Obligations. All sums of money and property, if any, paid or distributed in respect of the Pledged Shares, upon such a liquidation, dissolution, reorganization, recapitalization or reclassification, which are received by Pledgor shall, until paid or delivered to Pledgee, be held in trust for Pledgee as part of the Collateral and as security for the Obligations.

         5. Dividends, Voting, Etc., Prior to Maturity. Unless and until a Default shall have occurred and be continuing, and until notice of such Default has been given by Pledgee, Pledgor shall be entitled to receive all regular cash dividends paid in respect of the Pledged Shares, to vote the Pledged Shares and to give consents, waivers and ratifications in respect of the Pledged Shares; provided, however, that no vote shall be cast, or consent, waiver or ratification given or action taken that would be inconsistent with or violate any provisions of any of the Notes or of this Pledge,. Until the occurrence and continuance of a Default, Pledgee shall pay over to Pledgor, forthwith upon receipt, all regular cash dividends paid on the Pledged Shares, and shall execute and deliver to Pledgor such proxies or other documents in writing as may be necessary to enable Pledgor to exercise the foregoing rights. All such rights of Pledgor to receive regular cash dividends on the Pledged Shares, to vote and give consents, waivers and ratifications shall cease forthwith in case a Default shall have occurred and be continuing, without any notice (except as provided in this Section 5) or demand by Pledgee to Pledgor.

         6. Remedies. If a Default shall have occurred and be continuing for in excess of ten (10) days without being waived or cured, Pledgee shall thereafter have the following rights and remedies (to the maximum extent permitted by applicable law) in addition to the rights and remedies of a secured party under the Uniform Commercial Code of The Commonwealth of Massachusetts, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as Pledgee, in its sole and absolute discretion, deems expedient:

                  (a) Pledgee may vote any or all shares of the Pledged Shares (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) and give all consents, waivers and ratifications in respect of the Pledged Shares and otherwise act with respect thereto as though it were the outright owner thereof (Pledgor hereby irrevocably constituting and appointing Pledgee the proxy and attorney-in-fact of Pledgor, with full power of substitution, to do so);

                  (b)  Pledgee  may  demand,   sue  for,  collect  or  make  any
compromise or settlement Pledgee deems suitable in respect of any Collateral held by it hereunder;

                  (c) Pledgee may sell, assign or otherwise transfer any or all of the Collateral, for cash and/or credit and upon such terms, at such place or places and at such time or times and to such Persons as Pledgee, in its sole and absolute discretion, deems expedient, all without demand for performance by Pledgor or any notice or advertisement whatsoever except such as may be required by Applicable Law; and

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                  (d) Pledgee  may cause all or any part of the  Pledged  Shares held by it to be transferred into its name or the name of its nominee or nominees.

         If any of the Collateral is sold by Pledgee upon credit or for future delivery, Pledgee shall not be liable for the failure of the purchaser to pay for the same and in such event Pledgee may resell such Collateral.

         All proceeds from each sale of, or other realization upon, all or any part of the Collateral shall be applied or paid over as follows:

           (i) first, to the payment of all reasonable costs and expenses incurred in connection with such sale or other realization, including reasonable attorneys' fees;

          (ii) second, to the payment of the Obligations (with Pledgor remaining liable for any deficiency); and

         (iii) third, the balance (if any) of such proceeds shall be paid to Pledgor, subject to any duty imposed by law or otherwise to the holder of any subordinate lien in the Collateral known to Pledgee or subject to the direction of a court of competent jurisdiction.

         Pledgee may buy any part or all of the Collateral at any public sale and if any part or all of the Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, Pledgee may, in its sole and absolute discretion, buy at private sale and may make payments therefor by any means including, without limitation, cancellation, in whole or in part, of any of the Obligations secured thereby. Pledgee may, in its sole and absolute discretion, apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys fees, and all legal expenses, travel and other expenses which may be incurred by Pledgee in attempting to collect the Obligations or to enforce this Pledge, the Purchase Agreement or any instrument executed or required to be executed pursuant hereto or thereto or any instrument evidencing the Obligations or in the prosecution or defense of any legal action related to the subject matter of this Pledge, the Purchase Agreement or any instrument executed or required to be executed pursuant hereto or thereto or any Instrument evidencing the Obligations, and then to the Obligations with respect to principal or interest, or both, or other fees and expenses, in such proportions as Pledgee, in its sole and absolute discretion, shall determine; and any surplus shall be paid to Pledgor.

         Pledgor recognizes that Pledgee may be unable to effect a public sale of the Pledged Shares or other Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, or in other applicable laws, regulations or agreements to which such Pledged Shares or other Collateral may be subject but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to represent and agree among other things, to acquire such Pledged Shares or other Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Pledgor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and agrees that any such private sales shall be deemed to have been made in a commercially reasonable manner. Pledgee shall be under no obligation to delay a sale of any of the Pledged Shares for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the said Securities Act or other applicable law, even if the issuer would agree to do so.

         7. Marshalling. Pledgee shall not be required to marshal any present or future security for (including without limitation this Pledge and the Collateral pledged hereunder), or guaranties of, the Obligations or any of them, or to resort to such security or guaranties in any particular order; and all of the rights hereunder and in respect of such security and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the maximum extent permitted by applicable law, Pledgor hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of Pledgee's rights under this Pledge or any instrument executed or required to be executed pursuant hereto or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed, and, to the maximum extent permitted by applicable law, Pledgor hereby irrevocably waives the benefits of all such laws.

         8. Pledgor's Obligations Not Affected. The obligations of Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any bankruptcy, insolvency, arrangement, readjustment, composition or the like of Pledgor; (b) any exercise or nonexercise, or any waiver, by Pledgee of any right, remedy, power or privilege under or in respect of any of the Obligations or any security therefor (including this Pledge); (c) any amendment to or modification of any of the Obligations; (d) any amendment to or modification of any instrument (other than this Pledge) evidencing or securing or guaranteeing any of the Obligations; or (e) the taking of additional security for, or any guaranty of, any of the Obligations or the release or discharge or termination of any security or guaranty for any of the Obligations; whether or not Pledgor shall have notice or knowledge of any of the foregoing.

         9.   Termination.   Upon  payment  and   performance  in  full  of  the
Obligations, this Pledge shall terminate, and Pledgor shall be entitled to the return of such of the Collateral in the possession or control of Pledgee as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property of Pledgor at the time held by Pledgee hereunder.

         10. Further Assurances. Pledgor will do all such acts, and will furnish to Pledgee all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and approvals and will do or cause to be done all such other things, including without limitation the execution and delivery of further agreements and instruments, as Pledgee may reasonably request from time to time in order to give full effect to this Pledge and to secure the rights of Pledgee hereunder.

         11. Successors and Assigns. This Pledge shall be binding upon Pledgor and its successors and assigns and shall inure to the benefit of Pledgee and its successors and assigns.

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Pledgor's  successors  and  assigns  shall  include,  without  limitation,   any
receiver, trustee or debtor-in-possession of or for Pledgor.

         12. No Waiver, Etc. No act, failure or delay by Pledgee shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Pledgee of any default or right or remedy which it may have shall operate a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. Pledgor hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Obligations or the Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein).

         13. Notices. Any notice, request or other communication required or desired to be served, given or delivered under this Pledge shall be in writing and shall be deemed to have been validly served, given or delivered five (5) days after deposit in the United States mails, registered or certified mail, with proper postage prepaid and addressed to the party to be notified as follows:


If to Pledgor:                             c/o GreenMan Technologies, Inc.
                                           7 Kimball Lane, Building A
                                           Lynnfield, Massachusetts  01940
                                           Attention:  Maurice E. Needham
                                           Telephone:  (617) 224-2411
                                           Telecopy:   (617) 224-0014

With a copy to:                            Sullivan & Worcester LLP
                                           One Post Office Square
                                           Boston, Massachusetts  02109
                                           Attention:  John A. Piccione, Esq.
                                           Telephone:  (617) 338-2800
                                           Telecopy:   (617) 338-2880

If to Pledgee:                             c/o Browning Ferris Industries, Inc.
                                           757 North Eldridge
                                           Houston, Texas  77079
                                           Attention:  Secretary
                                           Telephone: (281) 870-8100
                                           Telecopy: (281) 870-7825

With a copy to:                            Browning Ferris Industries, Inc.
                                           757 North Eldridge
                                           Houston, Texas 77079
                                           Attention:  John A. Hale, Jr., Esq.
                                           Telephone:  (281) 870-7138
                                           Telecopy:    (281) 870-7825

or to such other address as either party may hereafter designate for itself by written notice to the other party in the manner herein prescribed.

         14. Paragraph  Headings.  The paragraph headings in this Pledge are for
convenience   of  reference   only,   and  shall  not  affect  in  any  way  the
interpretation of any of the provisions of this Pledge.

         15. Counterparts. This Pledge may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

         16. Applicable Law. This Pledge shall be governed by and construed in accordance with the internal laws (as distinguished from the conflicts of law provisions) of The Commonwealth of Massachusetts. Whenever possible, each provision of this Pledge shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge.

         IN WITNESS WHEREOF, Pledgor and Pledgee have executed on the day and year first above written.


                                                 GREENMAN ACQUISITION CORP.



                                                 By: /s/ Maurice E. Needham
                                                     Title:  President
                                                 BROWNING-FERRIS INDUSTRIES OF
                                                  MINNESOTA, INC.



                                                 By: /s/ Gerald K.  Burger
                                                     Title:  Vice President
                                                 BROWNING-FERRIS INDUSTRIES OF
                                                  GEORGIA, INC.



                                                 By: /s/ Gerald K.  Burger
                                                     Title:  Vice President




                                       -7-